UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 9, 2017

The Joint Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36724	90-0544160
(State or other jurisdiction	(Commission file	(IRS employer
of incorporation)	number)	identification number)

16767 N. Perimeter Drive, Suite 240

Scottsdale, AZ 85260

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(480) 245-5960

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        Compensatory Arrangements of Certain Officers

On May 9, 2017, the Board of Directors of The Joint Corp. (the “Company”), upon the recommendation of the Compensation Committee of the Board of Directors (the “Compensation Committee”), approved a 2017 Executive Short-Term Incentive Plan (the “2017 Executive STIP”) under which the Company’s President and Chief Executive Officer and its Chief Financial Officer, are eligible to receive compensation in the form of cash and restricted stock awards (“RSAs”) under the Company’s Amended and Restated 2014 Incentive Stock Plan. The purpose of the 2017 Executive STIP is to provide incentives to management to materially improve the performance of company-owned or managed clinics, to materially improve the performance of franchised clinics and to control costs, thereby significantly improving Adjusted EBITDA.

Participants in the 2017 Executive STIP will receive cash and RSAs only if the Company achieves its Target Adjusted EBITDA for 2017, which under the terms of the plan are established by the Compensation Committee. 70% of each dollar in excess of the Target Adjusted EBITDA will be added to a bonus pool for the 2017 Executive STIP, which will be combined with the bonus pool for the 2017 Non-Executive Short-Term Incentive Plan (the “Combined Pool”). Under the plan, the Compensation Committee establishes the maximum amount that may be allocated to the Combined Pool.

The President and CEO’s STIP award will not exceed 50% of his base salary. The CFO’s STIP award will not exceed 40% of his salary. 50% of each participant’s award will be in cash and 50% of each participant’s award will be in the form of RSAs. All RSAs will vest on the date of the grant. The number of RSAs granted for each participant will be determined by dividing the dollar amount of such participant’s award allocated to the RSAs by the closing price of the Company’s common stock on the date of grant.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2017.

The Joint Corp.

By	/s/ Peter D. Holt
Peter D. Holt
President and Chief Executive Officer

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